O FIST1 P-3

                        SUPPLEMENT DATED OCTOBER 1, 2002

                              TO THE PROSPECTUS OF

                       FRANKLIN INVESTORS SECURITIES TRUST
     (FRANKLIN CONVERTIBLE SECURITIES FUND, FRANKLIN EQUITY INCOME FUND AND
          FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND)

                               DATED MARCH 1, 2002

The prospectus is amended as follows:

I. The first paragraph under "DISTRIBUTIONS AND TAXES" on page 34 is replaced with the following:

 INCOME AND CAPITAL GAIN DISTRIBUTIONS The Short-Intermediate Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. The Convertible Fund intends to pay an income dividend quarterly from its net investment income. The Equity Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. These Funds do not pay "interest." For each Fund, the amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

                Please keep this supplement for future reference.